UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

September 28, 2004

Modine Manufacturing Company
Exact name of registrant as specified in its charter
Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

ITEM 8.01.     Other Events.

ITEM 9.01.     Exhibits

SIGNATURE

Exhibit Index
EX-99     Press release dated September 28, 2004.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01.   Other Events.

On September 28, 2004, Modine Manufacturing Company (the "Company" or "Modine") announced it will begin trading its common stock on the New York Stock Exchange starting October 14, 2004. A copy of the Company's news release dated September 28, 2004 is attached hereto as Exhibit 99.

Item 9.01.   Exhibits.

Exhibit 99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D. B. Rayburn
D. B. Rayburn President and Chief Executive Officer

Date: September 28, 2004

EXHIBIT INDEX
Exhibit Number	Description
Exhibit 99	Modine Manufacturing Company's press release dated September 28, 2004 announcing its switch to the New York Stock Exchange per October 14, 2004.